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                                 ACTIVCARD S.A.

                                       AND

                              THE BANK OF NEW YORK

                                  AS DEPOSITARY

                                       AND

               OWNERS AND HOLDERS OF AMERICAN DEPOSITARY RECEIPTS

                                DEPOSIT AGREEMENT

                               DATED AS OF , 2000



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

ARTICLE I DEFINITIONS....................................................................................2

   SECTION 1.1.      AMERICAN DEPOSITARY SHARE...........................................................2
   SECTION 1.2.      COMMISSION..........................................................................3
   SECTION 1.3.      CUSTODIAN...........................................................................3
   SECTION 1.4.      DEPOSIT AGREEMENT...................................................................3
   SECTION 1.5.      DEPOSITARY; CORPORATE TRUST OFFICE..................................................3
   SECTION 1.6.      DEPOSITED SECURITIES................................................................4
   SECTION 1.7.      DOLLARS; FRANCS.....................................................................4
   SECTION 1.8.      FOREIGN REGISTRAR...................................................................4
   SECTION 1.9.      ISSUER..............................................................................4
   SECTION 1.10.        OWNER............................................................................4
   SECTION 1.11.        RECEIPT..........................................................................5
   SECTION 1.12.        REGISTRAR........................................................................5
   SECTION 1.13.        RESTRICTED SECURITIES............................................................5
   SECTION 1.14.        SECURITIES ACT OF 1933...........................................................5
   SECTION 1.15.        SHARES...........................................................................6

ARTICLE II FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY,
TRANSFER AND SURRENDER OF RECEIPTS.......................................................................6

   SECTION 2.1.      FORM AND TRANSFERABILITY OF RECEIPTS................................................6
   SECTION 2.2.      DEPOSIT OF SHARES...................................................................7
   SECTION 2.3.      EXECUTION AND DELIVERY OF RECEIPTS..................................................9
   SECTION 2.4.      TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF RECEIPTS..........................10
   SECTION 2.5.      SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES......................................11
   SECTION 2.6.      LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS...........12
   SECTION 2.7.      LOST RECEIPTS, ETC..................................................................14
   SECTION 2.8.      CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS................................14
   SECTION 2.9.      PRE-RELEASE OF RECEIPTS.............................................................14
   SECTION 2.10.        MAINTENANCE OF RECORDS...........................................................16

ARTICLE III CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS....................................................16

   SECTION 3.1.      FILING PROOFS, CERTIFICATES AND OTHER INFORMATION...................................16
   SECTION 3.2.      LIABILITY OF OWNER FOR TAXES........................................................17
   SECTION 3.3.      WARRANTIES ON DEPOSIT OF SHARES.....................................................17
   SECTION 3.4.      INFORMATION REQUESTS................................................................18
   SECTION 3.5.      DISCLOSURE OF INTEREST..............................................................18

ARTICLE IV THE DEPOSITED SECURITIES......................................................................19

   SECTION 4.1.      CASH DISTRIBUTIONS..................................................................19
   SECTION 4.2.      DISTRIBUTIONS OTHER THAN CASH, SHARES OR RIGHTS.....................................19
   SECTION 4.3.      DISTRIBUTIONS IN SHARES.............................................................20
   SECTION 4.4.      RIGHTS..............................................................................21
   SECTION 4.5.      CONVERSION OF FOREIGN CURRENCY......................................................23
   SECTION 4.6.      FIXING OF RECORD DATE...............................................................25
   SECTION 4.7.      VOTING OF SHARES....................................................................25
   SECTION 4.8.      CHANGES AFFECTING DEPOSITED SECURITIES..............................................30
   SECTION 4.9.      REPORTS.............................................................................31
   SECTION 4.10.        LISTS OF OWNERS..................................................................31
   SECTION 4.11.        WITHHOLDING......................................................................31


                                       i
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   SECTION 4.12.        RECEIPTS FOR TAXES PAID..........................................................32

ARTICLE V THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER..................................................33

   SECTION 5.1.      MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE DEPOSITARY..........................33
   SECTION 5.2.      PREVENTION OR DELAY IN PERFORMANCE BY THE DEPOSITARY OR THE ISSUER..................34
   SECTION 5.3.      OBLIGATIONS OF THE DEPOSITARY, THE CUSTODIAN AND THE ISSUER.........................35
   SECTION 5.4.      RESIGNATION AND REMOVAL OF THE DEPOSITARY...........................................36
   SECTION 5.5.      THE CUSTODIANS......................................................................37
   SECTION 5.6.      NOTICES AND REPORTS.................................................................39
   SECTION 5.7.      DISTRIBUTION OF ADDITIONAL SHARES, RIGHTS, ETC......................................39
   SECTION 5.8.      INDEMNIFICATION.....................................................................40
   SECTION 5.9.      CHARGES OF DEPOSITARY...............................................................41
   SECTION 5.10.        RETENTION OF DEPOSITARY DOCUMENTS................................................43
   SECTION 5.11.        EXCLUSIVITY......................................................................43
   SECTION 5.12.        LIST OF RESTRICTED SECURITIES OWNERS.............................................43

ARTICLE VI AMENDMENT AND TERMINATION.....................................................................44

   SECTION 6.1.      AMENDMENT...........................................................................44
   SECTION 6.2.      TERMINATION.........................................................................44

ARTICLE VII MISCELLANEOUS................................................................................46

   SECTION 7.1.      COUNTERPARTS........................................................................46
   SECTION 7.2.      NO THIRD PARTY BENEFICIARIES........................................................46
   SECTION 7.3.      SEVERABILITY........................................................................46
   SECTION 7.4.      HOLDERS AND OWNERS AS PARTIES; BINDING EFFECT.......................................46
   SECTION 7.5.      NOTICES.............................................................................47
   SECTION 7.6.      GOVERNING LAW.......................................................................48
   SECTION 7.7.      COMPLIANCE WITH U.S. SECURITIES LAWS................................................48

         DEPOSIT AGREEMENT dated as of , 2000 among ACTIVCARD S.A., a SOCIETE ANONYME incorporated under the laws of The Republic of France (herein called the Issuer), THE BANK OF NEW YORK, a New York banking corporation (herein called the Depositary), and all Owners (as hereinafter defined) and holders from time to time of American Depositary Receipts (as hereinafter defined) issued hereunder.

                              W I T N E S S E T H :

         WHEREAS, the Issuer desires to provide, as hereinafter set forth in this Deposit Agreement (as hereinafter defined), for the deposit of Shares (as hereinafter defined) of the Issuer from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares (as hereinafter defined) entitling the Owners thereof to receive the Shares so deposited and for the execution and delivery of American Depositary Receipts (as hereinafter defined) evidencing the American Depositary Shares; and

         WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE I DEFINITIONS.

         The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

         SECTION 1.1.      AMERICAN DEPOSITARY SHARE.

                  The term "American Depositary Share" shall mean the security entitling the Owner thereof to an undivided interest in the Deposited Securities and evidenced by the Receipts issued hereunder. Each American Depositary Share shall entitle the Owner thereof to receive the amount of Shares specified on the face of the Receipt, until there shall occur a distribution upon Deposited Securities covered by Section 4.3 or a change in Deposited Securities covered by Section 4.8 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall entitle the Owner thereof to receive the amount of Shares or Deposited Securities specified in such Sections.

         SECTION 1.2.      COMMISSION.

                  The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

         SECTION 1.3.      CUSTODIAN.

                  The term "Custodian" shall mean, as of the date hereof, the designated Paris offices of Banque Nationale de Paris, 14, Rue Bergere, 75009 Paris, France; Banque Paribas, 12 BD de la Madeleine, 75009 Paris, France; Banque Worms, 45 Boulevard Haussmann, 75009 Paris, France; Credit Lyonnais, 19 Boulevard des Italiens BC, 75002 Paris, France; Banque Indosuez, 44 Rue de Courcelles, 75008 Paris, France; and the designated Nantes Cedex office of Societe Generale, France, 32, rue du Champ de Tir, Department Titres et Bourse, BP 1135-44024 Nantes Cedex, France; in each case as agents of the Depositary for the purposes of this Deposit Agreement, and, subject to the last paragraph of
Section 5.5, any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.5, as substitute or additional custodian or custodians hereunder, as the context shall require and the terms "Custodian(s)" and "Custodian" shall also mean all of them, collectively.

         SECTION 1.4.      DEPOSIT AGREEMENT.

                  The term "Deposit Agreement" shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof and all instruments supplemental thereto.

         SECTION 1.5.      DEPOSITARY; CORPORATE TRUST OFFICE.

                  The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder. The term "Corporate Trust Office," when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York, 10286.

         SECTION 1.6.      DEPOSITED SECURITIES.

                  The term "Deposited Securities" as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.5.

         SECTION 1.7.      DOLLARS; FRANCS.

                  The term "Dollars" shall mean United States dollars. The term "Francs" or "FF" shall mean the lawful currency of France.

         SECTION 1.8.      FOREIGN REGISTRAR.

                  The term "Foreign Registrar" shall mean the accredited financial intermediary in France appointed as agent of the Issuer for the transfer and registration of Shares or any successor as registrar for the Shares.

         SECTION 1.9.      ISSUER.

                  The term "Issuer" shall mean ActivCard S.A., a SOCIETE ANONYME incorporated under the laws of The Republic of France, having its registered office at 24-28 Avenue du General de Gaulle, 92156 Suresnes, Cedex France.

         SECTION 1.10.     OWNER.

                  The term "Owner" shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

         SECTION 1.11.     RECEIPT.

                  The term "Receipt" shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

         SECTION 1.12.     REGISTRAR.

                  The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary to register Receipts and transfers of Receipts as herein provided and shall include any co-registrar appointed by the Depositary, upon request or with the approval of the Issuer.

         SECTION 1.13.     RESTRICTED SECURITIES.

                  The term "Restricted Securities" shall mean Shares, or Receipts entitling the Owner thereof to receive such Shares, which are acquired directly or indirectly from the Issuer or its affiliates (as defined in Rule 144 under the Securities Act of 1933) in a transaction or chain of transactions not involving any public offering or which are subject to resale limitations under Regulation D or any other provision under that Act or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Issuer, or which are subject to other restrictions on sale, transfer or deposit under the laws of the United States or The Republic of France, or under a shareholder agreement or the STATUTS of the Issuer. All such Restricted Securities shall have an appropriate legend in bold face stating that such security is a restricted security and is subject to restrictions on sale, transfer or deposit.

         SECTION 1.14.     SECURITIES ACT OF 1933.

                  The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

         SECTION 1.15.     SHARES.

                  The term "Shares" shall mean ordinary shares, nominal value
6.25 French Francs each, of the Issuer in administered registered form (TITRES NOMINATIFS ADMINISTRES: I.E. shares which are registered in the Issuer's shareholders' accounts and which are managed by the Custodian, an accredited financial intermediary, acting as agent on behalf of such Owner), as permitted by French law from time to time, heretofore validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares.

ARTICLE II FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

         SECTION 2.1. Form and Transferability of Receipts.

                  Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized signatory of the Registrar. The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered. Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

                  The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange or market upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

                  Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Issuer and Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

         SECTION 2.2. DEPOSIT OF SHARES.

                  Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited by any person (including by electronic transfer thereof) by inscription of ownership of such Shares in the name of the Depositary in an account maintained by the Foreign Registrar and in an account maintained by the Custodian as agent on behalf of the Depositary or Owner, pursuant to appropriate instructions for transfer in a form satisfactory to the Issuer or the Foreign Registrar or the Custodian, as the case may be, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the

Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the number of American Depositary Shares so deposited. The Custodian will, upon request by the Depositary, issue or cause to be issued written confirmations as to holdings of Shares, it being agreed and understood that such confirmations do not constitute documents of title. No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body in The Republic of France, if any, which is then performing the function of the regulation of currency exchange or which has jurisdiction over foreign investment or regulates foreign ownership of French companies.

                  If required by the Depositary, Shares presented for deposit at any time, whether or not the shareholders' accounts of the Issuer or the Foreign Registrar are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Depositary or the Custodian with respect to such Shares of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been registered may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

                  At the request, risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

                  Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, subsequent to receipt by the Depositary or its nominee or the Custodian of any required government approvals, present such certificate or certificates to the Issuer or the Foreign Registrar, if applicable, for transfer and recordation of the shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

                  Deposited Securities shall be held by the Depositary or by a Custodian in the name of the Depositary, if applicable, for the benefit of the Owners and Beneficial Owners or at such other place or places as the Depositary shall determine.

                  As long as the Depositary holds any Shares pursuant to this Deposit Agreement, the Depositary shall ensure that at least one Share is owned in the name of the Depositary and one Share is owned in the name of the Custodian, each in registered form. All other Shares may be held either in registered or in bearer form as permitted by the laws of The Republic of France and the STATUTS of the Issuer from time to time.

         SECTION 2.3. EXECUTION AND DELIVERY OF RECEIPTS.

                  Upon receipt by the Custodian of any deposit pursuant to
Section 2.2 hereunder (and in addition, if the shareholders' accounts of the Issuer or the Foreign Registrar or the transfer books of the Custodian, if applicable, are open), the Depositary may in its sole discretion require a proper acknowledgment or other evidence from the Issuer, or the Foreign Registrar or the Custodian, as applicable, that any Deposited Securities have been recorded upon the books of the Issuer or the Foreign Registrar or the Custodian, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as above specified, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby. Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission. Upon receiving such notice from such

Custodian, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.9, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

         SECTION 2.4. TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF
RECEIPTS.

                  The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books promptly, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America. Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

                  The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

                  The Depositary shall ensure that it has on hand at all times a sufficient supply of Receipts to meet the demands for transfer.

                  The Depositary may appoint one or more co-transfer agents approved by the Issuer for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to rights and indemnity to the same extent as the Depositary.

         SECTION 2.5. SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

                  Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities which correspond to the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.9 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Issuer's STATUTS and the Deposited Securities, the Owner of such Receipt shall be entitled to the transfer of the Deposited Securities to an account registered in the Issuer's shareholders' accounts and which is managed by the Custodian, as an accredited financial intermediary, acting as agent on behalf of and in the name of such Owner or such name as shall be designated by such Owner of the amount of the Deposited Securities at the time corresponding to such Receipt. Such transfer shall be made, as hereinafter provided, without unreasonable delay.

                  A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be transferred to an account registered in the Issuer's shareholders' accounts and which is managed by the Custodian, as an accredited financial intermediary, acting as agent on behalf of and in the name of such Owner or such name as shall be designated by such Owner. Thereupon, the Depositary shall, in its discretion, effect the transfer of, or direct one (or more) of the Custodians, subject to Sections 2.6,

3.1 and 3.2, and to the other terms and conditions of this Deposit Agreement, to effect the transfer of the amount of Deposited Securities which such Receipt entitles the Owner to receive, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities which such Receipt entitles the Owner to receive, or of any proceeds of sale of any dividends or distributions which may at the time be held by the Depositary.

                  In the event any delivery of Deposited Securities under this
Section 2.5 would otherwise require delivery of fractional Deposited Securities, the Depositary may sell the amount of Deposited Securities corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1. At the request, risk and expense of any Owner so surrendering a Receipt, or Beneficial Owner submitting such written instructions for delivery and for the account of such Owner, the Depositary shall direct the Custodian to transfer or forward any cash, rights or other property other than rights comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or beneficial interest to the Depositary for delivery at the Corporate Trust Office of the Depositary. Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

         SECTION 2.6. LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

                  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

                  The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, registration of or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Issuer at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or the STATUTS of the Issuer or for any other reason, subject to the provisions of the following sentence. The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended except as permitted in General Instruction I(A)(1) to Form F-6 (as may be amended from time to time) under the Securities Act of 1933, which currently permits suspension only in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer (or the appointed agent for the Issuer for the registration of transfer of such Shares) or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares. The Depositary shall comply with written instructions from the Issuer requesting that the Depositary not accept for deposit hereunder any Shares or rights reasonably identified in such instructions in order to facilitate the Issuer's compliance with U.S. securities laws or the laws of any state of the United States or the laws of The Republic of France.

         SECTION 2.7. LOST RECEIPTS, ETC.

                  In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt. Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

         SECTION 2.8. CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS.

                  All Receipts surrendered to the Depositary shall be cancelled by the Depositary and may not be reissued. The Depositary is authorized to destroy Receipts so cancelled.

         SECTION 2.9. PRE-RELEASE OF RECEIPTS.

                  Notwithstanding Section 2.3 hereof, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 ("Pre-Release"). The Depositary may, pursuant to Section 2.5, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released. The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release. Each Pre-Release shall be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems appropriate and may, with the prior written consent of the Issuer, change such limit for purposes of general application.

                  For purposes of enabling the Depositary to fulfill its obligations to the owners and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Release transaction, including the Pre-Release's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

                  The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

                  With respect to any Pre-Release (as defined in this Section 2.9), neither the Issuer nor the Custodian shall be responsible to any Owners or holders of Receipts for any liabilities or expenses (a) which may be imposed under any United States Federal, state or local income tax laws, (b) which may arise out of the failure of the Depositary to deliver Deposited Securities when required under the terms of Section 2.5 hereof, or (c) the non-performance by the Depositary or the Custodian of any obligations relating to any Pre-Release under this Section 2.9 or any other agreement between the Depositary and the Issuer relating to Pre-Release. The preceding sentence shall not apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer of sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or the Custodian, as applicable, furnished in writing expressly for use in any of the foregoing documents, or,
(ii) material omissions from such information furnished by the Depositary or the Custodian.

         SECTION 2.10. MAINTENANCE OF RECORDS.

                  The Depositary agrees to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.5, substitute Receipts delivered under Section 2.7, and cancelled or destroyed Receipts under
Section 2.8, in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York.

ARTICLE III      CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

         SECTION 3.1. FILING PROOFS, CERTIFICATES AND OTHER INFORMATION.

                  Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, payment of applicable French or other taxes or governmental charges or proof of the identity of any person legally or beneficially interested in the Receipt and the nature of such interest or such information relating to the registration of the Shares on the books of the Issuer or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or the Issuer may reasonably require upon written request to the Depositary or the Custodian. The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made pertaining to the Receipt. Each Owner agrees to provide any information requested by the Issuer or the Depositary pursuant to this paragraph.

                  The Depositary shall provide the Issuer, upon the Issuer's request and in a timely manner, with copies of any information or other material which it receives pursuant to this Section 3.1.

         SECTION 3.2. LIABILITY OF OWNER FOR TAXES.

                  If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities which any Receipt entitles the Owner to receive, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary. The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities corresponding to American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner thereof any part or all of the Deposited Securities corresponding to the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.

         SECTION 3.3. WARRANTIES ON DEPOSIT OF SHARES.

                  Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do. Every such person shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares entitling the Owner to receive such Shares by that person are not restricted under the Securities Act of 1933 or under the laws of The Republic of France. Such representations and warranties shall survive the deposit of Shares and issuance of Receipts in respect thereof.

         SECTION 3.4. INFORMATION REQUESTS.

                  The Issuer may from time to time request Owners of Receipts to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously interested in such Receipts as to the nature of such interest and various other matters. The Depositary agrees to use reasonable efforts to comply with written instructions received from the Issuer requesting that the Depositary forward any such requests to the Owner and to forward to the Issuer any responses to such requests received by the Depositary.

         SECTION 3.5. DISCLOSURE OF INTEREST.

                  Notwithstanding any other provisions of this Deposit Agreement, each Owner and holder of Receipts agrees to comply with the Issuer's STATUTS, as they may be amended from time to time, the laws of The Republic of France and the laws of the Republic of Belgium, if applicable, with respect to any disclosure requirements regarding ownership of Shares, all as if such Receipts were, for this purpose, the Shares corresponding thereto.

                  In order to facilitate compliance with the notification requirements, an Owner or holder of Receipts may deliver any notification to the Depositary with respect to Shares to which American Depositary Shares evidenced by such Receipts relate, and the Depositary shall, as soon as practicable, forward such notification to the Issuer and, if applicable, the EASDAQ authority or any other authorities in The Republic of Belgium.

                  Pursuant to Section 4.10, the Depositary agrees to furnish to the Issuer upon request a list of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary maintained for such purpose.

ARTICLE IV       THE DEPOSITED SECURITIES.

         SECTION 4.1. CASH DISTRIBUTIONS.

                  Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.5, as promptly as practicable convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees of the Depositary as provided in Section 5.9 hereof, if applicable) to the Owners entitled thereto, in proportion to the number of American Depositary Shares corresponding to such Deposited Securities held by them respectively; provided, however, that in the event that the Issuer, the Custodian or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares corresponding to such Deposited Securities shall be reduced accordingly. Any fractional amounts shall be rounded to the nearest whole cent and distributed to Owners entitled thereto. The Issuer or its agent or the Depositary or its agent will remit to the appropriate governmental authority or agency in The Republic of France all amounts withheld and owing to such authority or agency. The Depositary shall forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental authorities or agencies, and the Depositary or the Issuer or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

         SECTION 4.2. DISTRIBUTIONS OTHER THAN CASH, SHARES OR RIGHTS.

                  Subject to the provisions of Sections 4.11 and 5.9, whenever the Depositary or the Custodian shall receive any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4, the Depositary shall cause the securities or property received by the Depositary or the Custodian to be distributed to the Owners entitled thereto, in proportion to the number of American Depositary Shares corresponding to such Deposited Securities held by them respectively, in any manner that the Depositary, after consultation with the Issuer, may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Issuer or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.9) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

         SECTION 4.3. DISTRIBUTIONS IN SHARES.

                  Subject to applicable U.S. and French law, and to the other terms of this Deposit Agreement, in the event that the holders of Shares are granted the option to receive dividends on such Shares in the form of cash or additional Shares, Owners of Receipts shall be entitled to receive such option only with the consent of the Depositary. If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, upon prior consultation with the Issuer, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares corresponding to such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares corresponding to the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.9. In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also entitle the Owner thereof to receive the additional Shares distributed upon the Deposited Securities corresponding thereto.

         SECTION 4.4. RIGHTS.

                  In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion, after consultation with the Issuer, as to the procedure to be followed in making such rights available to any Owners including the distribution of warrants or other instruments therefor as it deems appropriate or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of

American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

                  In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that such Owner has executed such documents as the Issuer has determined in its sole discretion are reasonably required under applicable law.

                  If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Issuer shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of this Deposit Agreement, and shall, pursuant to Section 2.3 of this Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

                  If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it shall, if possible, sell the rights, warrants or other instruments in proportion to the number of American Depositary

Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

                  The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act. If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer upon which the Depositary may rely that such distribution to such Owner is exempt from such registration, it being understood that the Issuer shall have no obligation to furnish any such opinion.

                  The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

         SECTION 4.5. CONVERSION OF FOREIGN CURRENCY.

                  Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9.

                  If such conversion or distribution with regard to one or more Owners can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable; PROVIDED, HOWEVER, that the Issuer shall not be obligated to make any such filing.

                  If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States and/or to one or more Owners of Receipts, or if any approval or license of any governmental authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

                  If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto for whom such conversion is not practicable.

         SECTION 4.6. FIXING OF RECORD DATE.

                  Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary gives effect to a change in the number of Shares that correspond to each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Deposited Securities other than Shares, or whenever for any administrative purpose the Depositary deems it necessary to do so, the Depositary shall fix a record date, after consultation with the Issuer, when practicable, (which shall be to the extent practicable, the same record date fixed by the Issuer), and with the prior approval of the Issuer, when practicable, (a) for the determination of the Owners who shall be
(i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, (b) on or after which each American Depositary Share will correspond to the changed number of Shares or (c) to facilitate the administrative purpose for which the record date was set. Subject to the provisions of Sections 4.1 through 4.5 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

         SECTION 4.7. VOTING OF SHARES.

                  Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities sent by the Issuer prior to the date of the meeting, the Depositary shall, as soon as practicable thereafter, mail to the Owners as of the close of business on a record date established by the Depositary pursuant to Section 4.6 (a) a summary in English or an English version of the notice of such meeting sent by the Issuer to the Depositary pursuant to Section 5.6, (b) a statement in a form provided by the Issuer that the Owners and holders of Receipts who hold the right to instruct the Depositary with respect to the voting rights, if any, pertaining to the Shares or Deposited Securities which correspond to their American Depositary Shares ("Voters") will be entitled, subject to any applicable provisions of French law, the STATUTS of the Issuer and the Deposited Securities (which provisions, if any, shall be summarized in pertinent part in such statement), to exercise the voting rights (subject to the restrictions detailed below), if any, provided that any such Voter takes such steps as may be required to become the Owner as shown on the books of the Depositary on or before the Receipt Date (as defined below), (c) summaries in English of any materials or other documents provided by the Issuer for the purpose of enabling such Voters who are Owners to exercise such voting rights, by means of voting by mail (FORMULAIRE DE VOTE PAR CORRESPONDANCE) or by proxy (FORMULAIRE DE VOTE PAR PROCURATION), which may be delivered EN BLANC, (d) a voting instruction card (including a FORMULAIRE DE VOTE PAR CORRESPONDANCE or PROCURATION EN
BLANC (when applicable) and all other information, authorizations and certifications required under French law to vote Shares in registered form) to be prepared by the Depositary and the Issuer (a "Voting Instruction
Card"), and (e) a statement that Voters who are not registered holders of the related American Depositary Shares on the books of the Depositary must, before being provided with a Voting Instruction Card, contact the Depositary by telephone, mail or fax in order to cause, or indicate that they intend to cause, their American Depositary Shares to be registered on the books of the Depositary in their name prior to the Receipt Date. Upon the Depositary's receipt of the contact referred to in (e) above, the Depositary shall promptly mail or fax to the Voters so contacting the Depositary a Voting Instruction Card. "Receipt Date" shall mean, with respect to any shareholders' meeting, the latest date which is (A) at least two New York Business Days (as defined below) prior to the date of such meeting and (B) preceding a Paris Business Day (as defined below) prior to the date of such meeting. "New York Business Day" and "Paris Business Day" shall mean a date on which banks are not authorized or required by law or executive order to close in New York or Paris, respectively. Holders of ADSs will not pay any fee in connection with the required steps to become the registered holders of ADSs on the books of the Depositary as described in (b) above. Upon the Depositary's receipt of a Voting Instruction Card from any Voter who is an Owner, duly competed and executed, on or before the Receipt Date and subject to the other restrictions set forth in this Section 4.7, the Depositary shall forward such materials or documents as soon as practicable to the Custodian.

                  In accordance with French company law and the STATUTS of the Issuer, a precondition for exercising any voting rights is that a holder of Shares be registered in the shareholders' accounts of the Issuer at least one
(1) Paris Business Day prior to the date of the shareholders' meeting.

                  Pursuant to these requirements, any Voter who is an Owner or holder of a Receipt corresponding to Shares in registered form on the Receipt Date that desires to exercise its voting rights is required to instruct the Depositary to block the transfer of its Receipt or Receipts and to instruct the Depositary to request that the Custodian (a) register the names and addresses of such Voter in the shareholders' accounts of the Issuer and any other information required in accordance with French law or the Issuer's STATUTS and (b) deposit the FORMULAIRE de vote par correspondance or the FORMULAIRE DE VOTE PAR PROCURATION with the Issuer, at least one (1) Paris Business Day prior to the date of the shareholders' meeting.

                  The Voting Instruction Card described in (d) in the first paragraph of this Section 4.7 above shall provide, among other things, for certifications by the Voter as follows:

                  (i) setting forth such Voter's full name, address and number of American Depositary Shares owned and any other information required in accordance with French law or the Issuer's STATUTS, (ii) if such Voter was not the registered holder of such American Depositary Shares as of the date the Depositary mailed the materials described above, confirming that it has instructed the Depositary to reregister such Voter's name in its books as the Owner of such American Depositary Shares, (iii) instructing the Depositary not to permit any transfers of any American Depositary Shares evidenced by such Receipts on its books for a period beginning one (1) business day prior to the date the meeting of holders of Shares set forth in the notice described in (a) in the first paragraph of this Section 4.7 above and ending at the end of the day of the date of such meeting, provided always that if the meeting is adjourned upon first call for a lack of quorum and unless the Depositary is otherwise instructed by the Voter, such restriction on transfers of ADSs shall recommence one business day prior to the date set for the reconvened meeting (the "Blocked Period"), and (iv) instructing the Depositary to request the Custodian to (a) cause the name and address and any other information required in accordance with French law or the Issuer's STATUTS of such Voter to be registered in the shareholders' accounts of the Issuer during the Blocked Period in respect of the number of Shares corresponding to such Voter's American Depositary Shares, and (b) deposit the FORMULAIRE DE VOTE PAR CORRESPONDANCE or the PROCURATION, at least one (1) business day prior to the date of the shareholders' meeting if such Shares are held in registered form.

                  Upon receipt by the Depositary of a properly completed Voting Instruction Card, on or before the Receipt Date, and provided that the Voter instructing the Depositary with respect to voting the Shares has become, on or before the Receipt Date, the Owner of such Receipts on the books of the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under any applicable provisions of French law, the STATUTS of the Issuer and the Deposited Securities, to vote or cause to be voted (including instructing the Custodian to perform all applicable duties set forth in the Voting Instruction Card and in this Section
4.7 and restricting transfer of American Depositary Shares as set forth in the Voting Instruction Card and in this Section 4.7), by its employee or by the Custodian or its employee, the Shares or other Deposited Securities in accordance with any nondiscretionary instructions set forth in such request. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions. The Depositary shall not comply with any instructions set forth on any Voting Instruction Card, except with respect to, and only to the extent of, the number of American Depositary Shares registered in the name of the Voter giving such instructions on the books of the Depositary on the Receipt Date.

                  The Depositary will take no action to impair its ability to vote or cause to be voted the number of Shares necessary to carry out the instructions of all Voters under this Section 4.7.

                  The Depositary will not charge any fees in connection with the foregoing transactions to enable any Voter to exercise its voting rights under this Section 4.7.

                  Under French company law, shareholders holding a defined percentage of the Issuer's share capital, which varies depending on the absolute amount of such share capital, may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval within 10 days of the publication of the notice in the BULLETIN DES ANNONCES OFFICIELLES concerning the shareholders' meeting. In such case, Voters who have given prior instructions to vote on such resolution shall be deemed to have voted against the revised resolution; provided however, that in the event such revised resolutions have been approved by the Board of Directors of the Issuer during a suspension of the shareholders' meeting, Voters who have sent a proxy (PROCURATION EN BLANC) shall be deemed to have voted in favor of such revised resolutions approved by the Board.

                  The Depositary and the Issuer and their respective directors, employees, agents and controlling persons (as defined in the Securities Act of 1933) assume no obligation nor shall they be subject to any liability under this Deposit Agreement to any Owner or holder of Receipts with respect to (i) whether an Owner or holder of Receipts is a Voter or (ii) whether the name, address and number of Shares corresponding to American Depositary Shares of any Owner or holder of Receipts is properly entered into the Issuer's Share registry in a timely manner or as to the manner of such entry, if any, except that the Depositary and the Issuer agree to perform their respective obligations specifically set forth in this Section 4.7 without negligence or bad faith.

         SECTION 4.8. CHANGES AFFECTING DEPOSITED SECURITIES.

                  In circumstances where the provisions of Section 4.3 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth entitle the Owners thereof to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence. In any such case the Depositary may with the Issuer's approval, and shall if the Issuer shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

                  Immediately upon the occurrence of any such change, conversion or exchange covered by this Section in respect of the Deposited Securities, the Issuer shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Issuer, the Depositary shall give notice thereof in writing to all Owners of Receipts.

         SECTION 4.9. REPORTS.

                  The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Issuer which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer. The Depositary shall also send to the Owners copies of such reports when furnished by the Issuer pursuant to Section 5.6. Any such reports and communications, including any such proxy solicitation material furnished to the Depositary by the Issuer, will be furnished in French, unless the Issuer determines in its discretion to furnish such materials or any of them in English or unless such materials are required to be furnished in English as provided in
Section 5.6.

         SECTION 4.10. LISTS OF OWNERS.

                  Promptly upon request by the Issuer, the Depositary shall, at the expense of the Issuer (unless otherwise agreed to by the Issuer and the Depositary), furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

         SECTION 4.11. WITHHOLDING.

                  In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

                  The Depositary will use reasonable efforts to follow the procedures established by the French Treasury for eligible United States Owners to benefit from the reduced withholding tax rate upon payment of any dividend and to receive the payment of any AVOIR FISCAL. To effect such recovery and receipt, the Depositary shall provide U.S. resident Owners, and any other holders, upon request, with the appropriate French tax forms and instructions for completing such forms, which shall be provided by the Issuer to the Depositary, and shall advise such U.S. resident Owners to return such forms to it properly completed and executed. Upon receipt of such forms properly completed and executed by U.S. resident Owners, the Depositary shall promptly cause them to be filed with the appropriate French tax authorities, and upon receipt of any resulting remittance, the Depositary shall distribute to the Owners entitled thereto, as soon as practicable, the proceeds thereof in Dollars in accordance with Section 4.5.

         SECTION 4.12. RECEIPTS FOR TAXES PAID.

                  The Issuer shall as soon as practical after the due date for any payment of any tax or other governmental charge to the government of the Republic of France with respect to any distribution with respect to deposited Securities provide the Depositary with a form of receipt setting forth the amounts, if any, of tax or other government charge so paid to the government of the Republic of France. The Depositary shall for a period of five years after the date of any such payment of tax, or other government charge, maintain such receipt, or other documentation, in its files and shall provide a copy of such receipt, or other documentation, to the holder of the American Depositary Shares representing such Deposited Securities evidenced by Receipts at the time of such distribution upon the request made by such or its agent to the Depositary.

ARTICLE V        THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

         SECTION 5.1. MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE
DEPOSITARY.

                  Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

                  The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners and the Issuer, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to this Deposit Agreement or the Receipts.

                  The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder or at the request of the Issuer.

                  If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or with the approval of the Issuer appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges. Such Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon the request or with the approval of the Issuer.

                  The Issuer shall have the right on reasonable notice to the Depositary and during the Depositary's normal business hours to inspect the transfer and registration records of the Depositary relating to the Receipts, to take copies thereof and to require the Registrar, and any co-Registrars, at the Issuer's expense, to supply copies of such portions of such records as the Issuer may reasonably request.

         SECTION 5.2. PREVENTION OR DELAY IN PERFORMANCE BY THE DEPOSITARY OR THE ISSUER.

                  Neither the Depositary nor the Issuer nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States, The Republic of France or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the STATUTS of the Issuer, or the Deposited Securities or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Issuer nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be prevented or forbidden from, or delayed in or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Issuer nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) incur any liability to any Owner or of any Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement. Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

         SECTION 5.3. OBLIGATIONS OF THE DEPOSITARY, THE CUSTODIAN AND THE
ISSUER.

                  The Issuer and its directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) assume no obligation nor shall they be subject to any liability under this Deposit Agreement to Owners or holders of Receipts, except that the Issuer agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

                  The Depositary and its directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) assume no obligation nor shall they be subject to any liability under this Deposit Agreement to any Owner or holder of any Receipt (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that the Depositary agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

                  Neither the Depositary nor the Issuer nor any of their directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in their opinions may involve them in expense or liability, unless indemnity satisfactory to them against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

                  Neither the Depositary nor the Issuer nor any of their directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) shall be liable for any action or nonaction by them in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

                  Each of the Depositary, the Issuer and their respective directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person to be genuine and to have been signed or presented by the proper party or parties.

                  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

                  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or omission to act is in good faith.

                  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

         SECTION 5.4. RESIGNATION AND REMOVAL OF THE DEPOSITARY.

                  The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary by the Issuer and its acceptance of such appointment as hereinafter provided.

                  The Depositary may at any time be removed by the Issuer by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

                  In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York. Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts. Any such successor depositary shall promptly mail notice of its appointment to the Owners.

                  Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

         SECTION 5.5. THE CUSTODIANS.

                  The Depositary has appointed the principal Paris office of the Custodians as agent of the Depositary for the purposes of this Deposit Agreement. The Custodians or their successors, which shall be accredited financial intermediaries acting through a specified office located in The Republic of France, in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it. The Custodians may resign and be discharged from their duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective. If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, and with the prior approval of the Issuer, appoint a substitute custodian or custodians which shall be an accredited financial intermediary acting through a specified office located in The Republic of France, approved by the Issuer, such approval not to be unreasonably withheld, each of which shall thereafter be a Custodian hereunder. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may, with the prior approval of the Issuer, appoint substitute or additional custodian or custodians, which shall be an accredited intermediary acting through a specified office located in The Republic of France, approved by the Issuer, such approval not to be unreasonably withheld, each of which shall thereafter be one of the Custodians hereunder. Upon demand of the Depositary, the Custodians shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians. Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary. Immediately upon any such change, the Depositary shall give notice thereof in writing to all Owners of Receipts.

                  Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of the Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of the Custodians or as required by the laws of The Republic of France, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

         SECTION 5.6. NOTICES AND REPORTS.

                  On or before the first date on which the Issuer gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Issuer agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

                  The Issuer shall furnish to the Depositary in English annual reports (including audited consolidated financial statements), quarterly reports (including certain unaudited summary financial information), summaries in English or English versions (except as provided in Section 4.9) of notices of shareholders' meetings and other reports and communications that are made generally available by the Issuer to holders of Deposited Securities. Unless otherwise instructed in writing by the Issuer, the Depositary will arrange for the mailing of copies of such reports and summaries so furnished to the Depositary to all Owners at the Issuer's expense. The Issuer will timely provide the Depositary with the quantity of such notices, reports, and communications, translated into English (except as provided in Section 4.9), as may be requested by the Depositary from time to time in order for the Depositary to effect such mailings.

         SECTION 5.7. DISTRIBUTION OF ADDITIONAL SHARES, RIGHTS, ETC.

                  The Issuer agrees that in the event of any issuance or distribution by the Issuer of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities, (each a "Distribution") the Issuer will promptly furnish to the Depositary a written opinion from U.S. counsel for the Issuer, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Owners entitled thereto. If in the opinion of such counsel a Registration

Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

                  The Issuer agrees with the Depositary that neither the Issuer nor any company controlled by, controlling or under common control with the Issuer will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Issuer or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933. Nothing in this Section 5.7 or elsewhere in this Deposit Agreement shall create any obligation on the part of the Issuer or the Depositary to file a registration statement in respect of any such securities or rights.

         SECTION 5.8. INDEMNIFICATION.

                  The Issuer agrees to indemnify the Depositary, its directors, employees, agents and affiliates and the Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Issuer or any of its directors, employees, agents and affiliates.

                  The indemnities contained in the preceding paragraph shall not extend to any liability or expense which may arise out of any Pre-Release (as defined in Section 2.9) to the extent that any such liability or expense arises in connection with (a) any United States Federal, state or local income tax laws, (b) the failure of the Depositary to deliver Deposited Securities when required under the terms of Section 2.5 hereof or (c) the non-performance by the Depositary or the Custodian of any obligations relating to any Pre-Release under Section 2.9 of this Deposit Agreement or any other agreement between the Depositary and the Issuer relating to Pre-Release. However, the indemnities contained in the preceding paragraph shall apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Issuer by the Depositary or the Custodian, as applicable, expressly for use in any of the foregoing documents, or, (ii) material omissions from such information furnished by the Depositary or the Custodian.

                  The Depositary agrees to indemnify the Issuer, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

                  The obligations set forth in this Section 5.8 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

                  Any person seeking indemnification hereunder (an "Indemnified Person") shall notify the person from whom it is seeking indemnification (the "Indemnifying Person") of the commencement of any indemnifiable action or claim promptly after such Indemnified Person becomes aware of such commencement and shall consult in good faith with the Indemnifying Person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances. No Indemnified Person shall compromise or settle any such action or claim without the consent in writing of the Indemnifying Person.

         SECTION 5.9. CHARGES OF DEPOSITARY.

                  The Issuer agrees to pay the reasonable fees, expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Issuer from time to time. The Depositary shall present its statement for such charges and expenses to the Issuer once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary. Any written agreement signed by the Issuer and the Depositary relating to the Depositary's fees and expenses under this Deposit Agreement shall be binding upon the Issuer and the Depositary until it is expressly amended or superseded by a subsequent written agreement, irrespective of whether such agreement was entered into prior to, simultaneously with or subsequent to this Deposit Agreement, and notwithstanding any provision of this Deposit Agreement that might be construed to be inconsistent with such agreement.

                  The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3 hereof), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Issuer or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such reasonable expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.3, 4.3 and 4.4 and the surrender of Receipts pursuant to Section 2.5 or 6.2, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to, Sections 4.1 through
4.4 hereof and (7) a fee for the distribution of securities pursuant to Section 4.2, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners.

                  The Depositary, subject to Section 2.9 hereof, may own and deal in any class of securities of the Issuer and its affiliates and in Receipts.

         SECTION 5.10. RETENTION OF DEPOSITARY DOCUMENTS.

                  The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Issuer requests that such papers be retained for a longer period or turned over to the Issuer or to a successor depositary.

         SECTION 5.11. EXCLUSIVITY.

                  Subject to the provisions of Section 5.04, the Issuer agrees not to appoint any other depositary for issuance of American Depositary Receipts issued pursuant to this Deposit Agreement so long as The Bank of New York is acting as Depositary hereunder.

         SECTION 5.12. LIST OF RESTRICTED SECURITIES OWNERS.

                  From time to time, upon the written request of the Depositary, the Issuer shall provide to the Depositary a list setting forth, to the actual knowledge of the Issuer, those persons or entities who beneficially own Restricted Securities and the Issuer shall update that list on a regular basis. The Issuer agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder except in accordance with all applicable laws and regulations and contractual restrictions, as the case may be. The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

ARTICLE VI       AMENDMENT AND TERMINATION.

         SECTION 6.1. AMENDMENT.

                  The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement or Receipts as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities corresponding thereto, except in order to comply with mandatory provisions of applicable law.

         SECTION 6.2. TERMINATION.

                  The Depositary shall at any time at the direction of the Issuer terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Issuer and the Owners of all Receipts then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the

Issuer a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in
Section 5.4. On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities corresponding to the American Depositary Shares evidenced by such Receipt. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for claims of Owners as Creditors of the Depositary for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges). Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9 hereof which shall survive the termination of this Deposit Agreement.

ARTICLE VII      MISCELLANEOUS.

         SECTION 7.1. COUNTERPARTS.

                  This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument. Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any holder or Owner of a Receipt during business hours at the principal office of the Depositary and the principal Paris office of the Custodian.

         SECTION 7.2. NO THIRD PARTY BENEFICIARIES.

                  This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

         SECTION 7.3. SEVERABILITY.

                  In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

         SECTION 7.4. HOLDERS AND OWNERS AS PARTIES; BINDING EFFECT.

                  The holders and Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

         SECTION 7.5. NOTICES.

                  Any and all notices to be given to the Issuer shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to ActivCard S.A., 24-28 Avenue du General de Gaulle, 92156 Suresnes Cedex, France, or any other place to which the Issuer may have transferred its principal office.

                  Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention:
American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office.

                  Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

                  Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box. The Depositary or the Issuer may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

         SECTION 7.6. GOVERNING LAW.

                  This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York. The terms of any Shares held hereunder, however, shall be governed by the laws of The Republic of France.

         SECTION 7.7. COMPLIANCE WITH U.S. SECURITIES LAWS.

                  Notwithstanding anything in this Deposit Agreement to the contrary, the Issuer and the Depositary each agrees that it will not exercise any rights it has under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

         IN WITNESS WHEREOF, ACTIVCARD S.A. and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

                                               ACTIVCARD S.A.

                                               By: _______________________
                                                     George Wikle
                                                     Chief Financial Officer

                                               THE BANK OF NEW YORK,
                                                 as Depositary

                                               By: _______________________

                                ------------------------------------------------
No.                             AMERICAN   DEPOSITARY   SHARES  (Each  American
                                Depositary Share entitles the Owner to receive one deposited Share)

                              THE BANK OF NEW YORK

                           AMERICAN DEPOSITARY RECEIPT

                           FOR ORDINARY SHARES OF THE

                       NOMINAL VALUE OF 6.25 FRENCH FRANCS

                             EACH OF ACTIVCARD S.A.

              (INCORPORATED UNDER THE LAWS THE REPUBLIC OF FRANCE)

         The Bank of New York as depositary (hereinafter called the "Depositary"), hereby certifies that ______________, or registered assigns IS THE OWNER OF __________________

                           AMERICAN DEPOSITARY SHARES

entitling the Owner to receive deposited ordinary shares, nominal value 6.25 French Francs each (herein called "Shares"), of ActivCard S.A., incorporated under the laws The Republic of France (herein called the "Company"). At the date hereof, each American Depositary Share entitles the Owner thereof to receive one Share which are either deposited or subject to deposit under the deposit agreement at the designated Paris offices of Banque Nationale De Paris, 14, Rue Bergere, 75009 Paris, France; Banque Paribas, 12 BD de la Madeleine, 75009 Paris, France; Banque Worms, 45 Boulevard Haussmann, 75009 Paris, France; Credit Lyonnais, 19 Boulevard des Italiens BC, 75002 Paris, France; Banque Indosuez, 44 Rue de Courcelles, 75008 Paris, France; and at the designated Nantes Cedex office of Societe Generale, France, 32, rue du Champ de Tir, Department Titres et Bourse, BP 1135-44024 Nantes Cedex, France (herein collectively called the "Custodian"). The Depositary's Corporate Trust Office is located at a different address than its principal executive office. Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

               THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS

                    101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.   THE DEPOSIT AGREEMENT.

         This American Depositary Receipt is one of an issue (herein called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of _________, 2000 (herein called the "Deposit Agreement"), by and among the Company, the Depositary, and all Owners and holders from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof. The Deposit Agreement sets forth the rights of Owners and holders of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called "Deposited Securities"). Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City and at the office of the Custodian.

         The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.   SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

         Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Company's STATUTS and the Deposited Securities, the Owner hereof is entitled to the transfer of the Deposited Securities to an account registered in the Company's shareholders' accounts and which is managed by the Custodian, as an accredited financial intermediary, acting as agent on behalf of and in the name of such Owner or such name as shall be designated by such Owner, of the amount of the Deposited Securities at the time corresponding to such Receipt. Such transfer shall be made, as hereinafter provided, without unreasonable delay.

         In the event any delivery of Deposited Securities under Section 2.5 of the Deposit Agreement would otherwise require delivery of fractional Deposited Securities, the Depositary may sell the amount of Deposited Securities corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section
4.1 of the Deposit Agreement.

3.   TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

         The transfer of this Receipt is promptly registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, upon any surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary, and duly stamped as may be required by the laws of the State of New York and of the United States of America, and upon compliance with such regulations, if any, as the Depositary may establish for such purpose. This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered. The Depositary shall ensure that it has on hand at all times a sufficient supply of Receipts to meet the demands for transfer. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, paragraph 24 of this Receipt.

         The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, registration of or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement, the STATUTS of the Company or this Receipt, or for any other reason, subject to the provisions of the following sentence. The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended except as permitted in General Instruction I(A)1 to Form F-6 (as may be amended from time to time) under the Securities Act of 1933, which currently permits suspension only in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the appointed agent for the Company for the registration of transfer of such Shares or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

4.   LIABILITY OF OWNER FOR TAXES.

         If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities corresponding hereto, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary. The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities corresponding to American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited Securities corresponding to the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner hereof shall remain liable for any deficiency.

5.   WARRANTIES OF DEPOSITORS.

         Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable, and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do. Every such person shall also be deemed to represent that the deposit of such Shares and the sale of Receipts evidencing American Depositary Shares corresponding to such Shares by that person are not restricted under the Securities Act of 1933 or under the laws of the Republic of France. Such representations and warranties shall survive the deposit of Shares and issuance of Receipts.

6.   FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

         Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, payment of applicable French or other taxes or governmental charges or proof of the identity of any person legally or beneficially interested in the Receipt and the nature of such interest or such information relating to the registration of the Shares on the books of the Company or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or the Company may reasonably require upon written request to the Depositary or the Custodian. The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made pertaining to the Receipt. Each Owner agrees to provide any information requested by the Company or the Depositary pursuant to this paragraph. No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body in The Republic of France, if any, which is then performing the function of the regulation of currency exchange or which has jurisdiction over foreign investment.

7.   CHARGES OF DEPOSITARY.

         The Company agrees to pay the reasonable fees, expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time. The Depositary shall present its statement for such charges and expenses to the Company once every three months. The charges and expenses of the Custodian are for the sole account of the Depositary. Any written agreement signed by the Company and the Depositary relating to the Depositary's fees and expenses under the Deposit Agreement shall be binding upon the Company and the Depositary until it is expressly amended or superseded by a subsequent written agreement, irrespective of whether such agreement was entered into prior to, simultaneously with or subsequent to the Deposit Agreement, and notwithstanding any provision of the Deposit Agreement that might be construed to be inconsistent with such agreement.

         The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to
Section 4.3 of the Deposit Agreement), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement,
(3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such reasonable expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.3 Section 4.3 and 4.4 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.5 or 6.2 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to Sections 4.1 through 4.4 of the Deposit Agreement and (7) a fee for the distribution of securities pursuant to Section 4.2 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners.

         The Depositary, subject to Section 2.9 of the Deposit Agreement, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.   LOANS AND PRE-RELEASE OF SHARES AND RECEIPTS.

         Notwithstanding Section 2.3 of the Deposit Agreement, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to
Section 2.2 of the Deposit Agreement ("Pre-Release"). The Depositary may, pursuant to Section 2.5 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released. The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release. Each Pre-Release shall be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered that such person, or its customer, owns the Shares or Receipts to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate. The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems appropriate and may, with the prior written consent of the Company, change such limit for purposes of general application.

         For purposes of enabling the Depositary to fulfill its obligations to the owners and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Release's obligation to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities under the Deposit Agreement).

         The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

         With respect to any Pre-Release (as defined in Section 2.9 of the Deposit Agreement), neither the Company nor the Custodian shall be responsible to any Owners or holders of Receipts for any liabilities or expenses (a) which may be imposed under any United States Federal, state or local income tax laws,
(b) which may arise out of the
failure of the Depositary to deliver Deposited Securities when required under the terms of Section 2.5 of the Deposit Agreement, or (c) the non-performance by the Depositary or the Custodian of any obligations relating to any Pre-Release under Section 2.9 of the Deposit Agreement or any other agreement between the Depositary and the Company relating to Pre-Release. The preceding sentence shall not apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer of sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or the Custodian, as applicable, furnished in writing expressly for use in any of the foregoing documents, or, (ii) material omissions from such information furnished by the Depositary or the Custodian.

9.   TITLE TO RECEIPTS.

         It is a condition of this Receipt and every successive holder and Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument, provided, however, that the Company and Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes.

10.  VALIDITY OF RECEIPT.

         This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.

11.  REPORTS; INSPECTION OF TRANSFER BOOKS.

         The Company currently is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly, files certain reports with the Securities and Exchange Commission (hereinafter called the "Commission"). Such reports will be available for inspection and copying by holders and Owners at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549.

         The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary will also send to Owners of Receipts copies of such reports when furnished by the Company pursuant to Section 5.6 of the Deposit Agreement. Any such reports and communications, including any such proxy solicitation material furnished to the Depositary by the Company, will be furnished in French, unless the Company determines in its discretion to furnish such materials or any of them in English or unless such materials are required to be furnished in English as provided in Section 5.6 of the Deposit Agreement.

         The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners of Receipts and the Company provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.  DIVIDENDS AND DISTRIBUTIONS.

         Whenever the Depositary or the Custodian receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the terms of the Deposit Agreement, as promptly as practicable convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees of the Depositary as provided in Section
5.9 of the Deposit Agreement, if applicable) to the Owners of Receipts entitled thereto, in proportion to the number of American Depositary Shares corresponding to such Deposited Securities held by them respectively; provided, however, that in the event that the Company, the Custodian or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares corresponding to such Deposited Securities shall be reduced accordingly.

         Subject to the provisions of Sections 4.11 and 5.9 of the Deposit Agreement, whenever the Depositary or the Custodian receives any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4 of the Deposit Agreement, the Depositary shall cause the securities or property received by the Depositary or the Custodian to be distributed to the Owners of Receipts entitled thereto, in proportion to the number of American Depositary Shares corresponding to such Deposited Securities held by them respectively, in any manner that the Depositary, after consultation with the Company, may deem equitable and practicable for accomplishing such distribution;

provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement) shall be distributed by the Depositary to the Owners of Receipts entitled thereto as in the case of a distribution received in cash.

         Subject to applicable U.S. and French law, and to the other terms of the Deposit Agreement, in the event that the holders of Shares are granted the option to receive dividends on such Shares in the form of cash or additional Shares, Owners of Receipts shall be entitled to receive such option only with consent of the Depositary. If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, upon prior consultation with the Company, distribute to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares corresponding to such Deposited Securities held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares entitling the Owner thereof to receive the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in
Section 5.9 of the Deposit Agreement. In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in Section 4.1 of the Deposit Agreement. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also entitle the Owner thereof to receive the additional Shares distributed upon the Deposited Securities corresponding thereto.

         In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

         The Depositary will use reasonable efforts to follow the procedures established by the French Treasury for eligible United States Owners to benefit from the reduced withholding tax rate upon payment of any dividend and to receive the payment of any AVOIR FISCAL. To effect such recovery and receipt, the Depositary shall provide U.S. resident Owners, and any other holders, upon request, with the appropriate French tax forms and instructions for completing such forms, which shall be provided by the Company to the Depositary, and shall advise such U.S. resident Owners to return such forms to it properly completed and executed. Upon receipt of such forms properly completed and executed by U.S. resident Owners, the Depositary shall promptly cause them to be filed with the appropriate French tax authorities, and upon receipt of any resulting remittance, the Depositary shall distribute to the Owners entitled thereto, as soon as practicable, the proceeds thereof in Dollars in accordance with Section
4.5. of the Deposit Agreement.

13.  CONVERSION OF FOREIGN CURRENCY.

         Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9 of the Deposit Agreement.

         If such conversion or distribution with regard to one or more Owners can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem PROVIDED, HOWEVER, that the Company shall not be obligated to make any such filing.

         If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States and/or to one or more Owners of Receipts, or if any approval or license of any governmental authority or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

         If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto for whom such conversion is not practicable.

14.  RIGHTS.

         In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion, after consultation with the Company, as to the procedure to be followed in making such rights available to any Owners including the distribution of warrants or other instruments thereof as it deems appropriate or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or, for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may, distribute, to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

         In circumstances in which rights would otherwise not be distributed, if an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner under the Deposit Agreement, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary that such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

         If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner. As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to
Section 2.2 of the Deposit Agreement, and shall, pursuant to Section 2.3 of the Deposit Agreement, execute and deliver Receipts to such Owner. In the case of a distribution pursuant to this paragraph, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

         If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it shall, if possible, sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.

         The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act. If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration, it being understood that this Company shall have no obligation to furnish any such opinion.

         The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

15.  RECORD DATES.

         Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary gives effect to a change in the number of Shares that correspond to each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Deposited Securities other than Shares, or whenever for any administrative purpose the Depositary deems it necessary to do so, the Depositary shall fix a record date, after consultation with the Company, when practicable, (which shall be to the extent practicable, the same record date fixed by the Company), and with the prior approval of the Company, when practicable, (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, (b) on or after which each American Depositary Share will correspond to the changed number of Shares or (c) to facilitate the administrative purpose for which the record date was set. Subject to the provisions of Sections 4.1 through 4.5 of the Deposit Agreement and to the other terms and conditions of the Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

16.  VOTING OF DEPOSITED SECURITIES.

         Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities sent by the Company at least thirty (30) days prior to the date of the meeting, if requested in writing by the Company the Depositary shall, as soon as practicable thereafter, mail to the Owners as of the close of business on a record date established by the Depositary pursuant to Section 4.6 of the Deposit Agreement (a) a summary in English or an English version of the notice of such meeting sent by the Company to the Depositary pursuant to Section
5.6 of the Deposit Agreement, (b) a statement in a form provided by the Company that the Owners and holders of Receipts who hold the right to instruct the Depositary with respect to the voting rights, if any, pertaining to the Shares or Deposited Securities corresponding to their American Depositary Shares ("Voters") will be entitled, subject to any applicable provisions of French law, the STATUTS of the Company and the Deposited Securities (which provisions, if any, shall be summarized in pertinent part in such statement), to exercise the voting rights (subject to the restrictions detailed below), if any, provided that any such Voter takes such steps as may be required to become the Owner as shown on the books of the Depositary on or before the Receipt Date (as defined below) (c) summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Voters who are Owners to exercise such voting rights, by means of voting by mail (FORMULAIRE de vote par correspondance) or by proxy (FORMULAIRE de vote par procuration), which may be delivered EN BLANC, (d) a voting instruction card (including a FORMULAIRE de vote par correspondence or procuration en blanc (when applicable) and all other information, authorizations and certifications required under French law to vote Shares in registered form ) to be prepared by the Depositary and the Company (a "Voting Instruction Card"), and (e) a statement that Voters who are not registered holders of the related American Depositary Shares on the books of the Depositary must, before being provided with a Voting Instruction Card, contact the Depositary by telephone, mail or fax in order to cause, or indicate that they intend to cause, their American Depositary Shares to be registered on the books of the Depositary in their name prior to the Receipt Date. "Receipt Date" shall mean, with respect to any shareholders' meeting, the latest date which is (A) at least two New York Business Days (as defined below) prior to the date of such meeting and (B) preceding a Paris Business Day (as defined below) prior to the date of such meeting. "New York Business Day" and "Paris Business Day" shall mean a date on which banks are not authorized or required by law or executive order to close in New York or Paris, respectively. Holders of ADSs will not pay any fee in connection with the required steps to become the registered holders of ADSs on the books of the Depositary as described in (b) above. Upon the Depositary's receipt of the contact referred to in (e) above, the Depositary shall promptly mail or fax to the Voters so contacting the Depositary a Voting Instruction Card. Upon the Depositary's receipt of a Voting Instruction Card from any Voter who is an Owner, duly competed and executed, on or before the Receipt Date and subject to the other restrictions set forth in Section 4.7 of the Deposit Agreement, the Depositary shall forward such materials or documents as soon as practicable to the Custodian.

                  In accordance with French company law and the STATUTS of the Company, a precondition for exercising any voting rights is that, a holder of Shares be registered in the shareholders' accounts of the Company at least one
(1) Paris Business Day prior to the date of the shareholders' meeting.

                  Pursuant to these requirements, any Voter who is an Owner or holder of a Receipt corresponding to Shares in registered form on the Receipt Date that desires to exercise its voting rights is required to instruct the Depositary to block the transfer of its Receipt or Receipts and to instruct the Depositary to request that the Custodian (a) register the names and addresses of such Voter in the shareholders' accounts of the Company and any other information required in accordance with French law or the Company's STATUTS and
(b) deposit the FORMULAIRE DE VOTE PAR CORRESPONDANCE or the

FORMULAIRE DE VOTE PAR PROCURATION with the Company, at least one (1) Paris Business Day prior to the date of the shareholders' meeting.

                  The Voting Instruction Card described in (d) in the first paragraph of Section 4.7 of the Deposit Agreement above shall provide, among other things, for certifications by the Voter as follows:

                  (i) setting forth such Voter's full name, address and number of American Depositary Shares owned and any other information required in accordance with French law or the Company's STATUTS, (ii) if such Voter was not the registered holder of such American Depositary Shares as of the date the Depositary mailed the materials described above, confirming that it has instructed the Depositary to reregister such Voter's name in its books as the Owner of such American Depositary Shares, (iii) instructing the Depositary not to permit any transfers of any American Depositary Shares evidenced by such Receipts on its books for a period beginning one (1) business day prior to the date the meeting of holders of Shares set forth in the notice described in (a) in the first paragraph of Section 4.7 of the Deposit Agreement above and ending at the end of the day of the date of such meeting, provided always that if the meeting is adjourned upon first call for a lack of quorum and unless the Depositary is otherwise instructed by the Voter, such restriction on transfers of ADSs shall recommence one (1) business day prior to the date set for the reconvened meeting (the "Blocked Period"), and (iv) instructing the Depositary to request the Custodian to cause (a) the name and address and any other information required in accordance with French law or the Company's STATUTS of such Voter to be registered in the shareholders' accounts of the Company during the Blocked Period in respect of the number of Shares corresponding to such Voter's American Depositary Shares, and (b) deposit the FORMULAIRE DE VOTE PAR CORRESPONDANCE or the PROCURATION with ActivCard S.A., at least one (1) business day prior to the date of the shareholders' meeting if such Shares are held in registered form.

                  Upon receipt by the Depositary of a properly completed Voting Instruction Card, on or before the Receipt Date, and provided that the Voter instructing the Depositary with respect to voting the Shares has become, on or before the Receipt Date, the Owner of such Receipts on the books of the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under any applicable provisions of French law, the STATUTS of the Company and the Deposited Securities, to vote or cause to be voted (including instructing the Custodian to perform all applicable duties set forth in the Voting Instruction Card and in Section 4.7 of the Deposit Agreement and restricting transfer of American Depositary Shares as set forth in the Voting Instruction Card and in Section 4.7 of the Deposit Agreement), by its employee or by the Custodian or its employee, the Shares or other Deposited Securities in accordance with any nondiscretionary instructions set forth in such request. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions. The Depositary shall not comply with any instructions set forth on any Voting Instruction Card, except with respect to, and only to the extent of, the number of American Depositary Shares registered in the name of the Voter giving such instructions on the books of the Depositary on the Receipt Date.

                  The Depositary will take no action to impair its ability to vote or cause to be voted the number of Shares necessary to carry out the instructions of all Voters under Section 4.7 of the Deposit Agreement.

                  The Depositary will not charge any fees in connection with the foregoing transactions to enable any Voter to exercise its voting rights under
Section 4.7 of the Deposit Agreement.

                  Under French company law, shareholders holding a defined percentage of the Company's share capital, which varies depending on the absolute amount of such share capital, may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval within 10 days of the publication of the notice in the Bulletin des Annonces Officielles concerning the shareholders' meeting. In such case, Voters who have given prior instructions to vote on such resolution shall be deemed to have voted against the revised resolution; provided however, that in the event such revised resolutions have been approved by the Board of Directors of the Company during a suspension of the shareholders' meeting, Voters who have sent a proxy (PROCURATION EN BLANC) shall be deemed to have voted in favor of such revised resolutions approved by the Board.

                  The Depositary and the Company and their respective directors, employees, agents and controlling persons (as defined in the Securities Act of 1933) assume no obligation nor shall they be subject to any liability under the Deposit Agreement to any Owner or holder of Receipts with respect to (i) whether an Owner or holder of Receipts is a Voter or (ii) whether the name, address and number of Shares corresponding to American Depositary Shares of any Owner or holder of Receipts is properly entered into the Company's Share registry in a timely manner or as to the manner of such entry, if any, except that the Depositary and the Company agree to perform their respective obligations specifically set forth in Section 4.7 of the Deposit Agreement without negligence or bad faith.

17.  CHANGES AFFECTING DEPOSITED SECURITIES.

         In circumstances where the provisions of Section 4.3 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities which shall be received by the Depositary or a

Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth entitle the Owner thereof to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence. In any such case the Depositary may with the Company's approval, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

                  Immediately upon the occurrence of any such change, conversion or exchange covered by Section 4.8 of the Deposit Agreement in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof in writing to all Owners of Receipts.

18.  LIABILITY OF THE COMPANY AND DEPOSITARY.

         Neither the Depositary nor the Company nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law of the United States, The Republic of France, or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the STATUTS of the Company, or the Deposited Securities or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be prevented or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Company incur any liability to any Owner or holder of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement. Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse. Neither the Company nor the Depositary nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) assumes any obligation or shall be subject to any liability under the Deposit

Agreement to Owners or holders of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith. The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities. Neither the Depositary nor the Company nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary. Neither the Depositary nor the Company nor any of their directors, employees, agents or controlling persons (as defined under the Securities Act of 1933) shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or holder of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information. Each of the Depositary, the Company and their respective directors, employees, agents and controlling persons (as defined under the Securities Act of 1933) may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person to be genuine and to have been signed or presented by the proper party or parties.

                  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary. The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or omission to act is in good faith. The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and the Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified, or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, employees, agents and affiliates. The indemnities contained in the preceding sentence shall not extend to any liability or expense which may arise out of any Pre-Release (as defined in Section 2.9 of the Deposit Agreement) to the extent that any such liability or expense arises in connection with (a) any United States Federal, state or local income tax laws, (b) the failure of the Depositary to deliver Deposited Securities when required under the terms of
Section 2.5 of the Deposit Agreement or (c) the non-performance by the Depositary or the Custodian of any obligations relating to any Pre-Release under
Section 2.9 of the Deposit Agreement or any other agreement between the Depositary and the Company relating to Pre-Release. However, the indemnities contained in such preceding sentence shall apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Company by the Depositary or the Custodian, as applicable, expressly for use in any of the foregoing documents, or, (ii) material omissions from such information furnished by the Depositary or the Custodian. No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.  RESIGNATION AND REMOVAL OF THE DEPOSITARY.

         The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary by the Company and its acceptance of such appointment as provided in the Deposit Agreement. The Depositary may at any time be removed by the Company by written notice of such removal, effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement. Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may, with the prior approval of the Company, appoint a substitute or additional custodian or custodians which shall be an accredited financial intermediary acting through a specified office located in The Republic of France, approved by the Company, such approval not to be unreasonably withheld.

20.  AMENDMENT.

         The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable. Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement or Receipts as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities corresponding thereto except in order to comply with mandatory provisions of applicable law.

21.  TERMINATION OF DEPOSIT AGREEMENT.

         The Depositary shall at any time at the direction of the Company terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination. The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement. On and after the date of termination, the Owner of a Receipt, will upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, will be entitled to delivery, to him or upon his order, of the amount of Deposited Securities corresponding to the American Depositary Shares evidenced by such Receipt. If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under the


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

Deposit Agreement, except to account for claims of Owners as Creditors of the Depositary for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges). Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9 of the Deposit Agreement which shall survive the termination of the Deposit Agreement.

22.  INFORMATION REQUESTS.

         The Company may from time to time request Owners of Receipts to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously interested in such Receipts as to the nature of such interest and various other matters. The Depositary agrees to use reasonable efforts to comply with written instructions received from the Company requesting that the Depositary forward any such requests to the Owner and to forward to the Company any responses to such requests received by the Depositary.

23.  DISCLOSURE OF INTEREST.

         Notwithstanding any other provisions of the Deposit Agreement, each Owner and holder of Receipts agrees to comply with the Company's STATUTS, as they may be amended from time to time, the laws of The Republic of France and the laws of the Republic of Belgium, if applicable, with respect to any disclosure requirements regarding ownership of Shares, all as if such Receipts were, for this purpose, the Shares corresponding thereto.

         In order to facilitate compliance with the notification requirements, an Owner or holder of Receipts may deliver any notification to the Depositary with respect to Shares to which American Depositary Shares evidenced by such Receipts relate, and the Depositary shall, as soon as practicable, forward such notification to the Company and, if applicable, the EASDAQ authority or any other authorities in The Republic of Belgium.

         Pursuant to Section 4.10 of the Deposit Agreement, the Depositary agrees to furnish to the Company upon request a list of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary maintained for such purpose.

24.  COMPLIANCE WITH U.S. SECURITIES LAWS.

         Notwithstanding any terms of the Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any rights it has under the Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the United States securities laws, including, but not limited to, Section I A(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

25.  RECEIPTS FOR TAXES PAID.

         The Company shall as soon as practical after the due date for any payment of any tax or other governmental charge to the government of the Republic of France with respect to any distribution with respect to deposited Securities provide the Depositary with a form of receipt setting forth the amounts, if any, of tax or other government charge so paid to the government of the Republic of France. The Depositary shall for a period of five years after the date of any such payment of tax, or other government charge, maintain such receipt, or other documentation, in its files and shall provide a copy of such receipt, or other documentation, to the holder of the American Depositary Shares representing such Deposited Securities evidenced by Receipts at the time of such distribution upon the request made by such or its agent to the Depositary.


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